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Exhibit 23.2

                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

We hereby consent to the incorporation by reference in this registration statement on Form S-8 (the "Registration Statement") of our report included in the Annual Report on Form 10-K of Tom Brown, Inc. for the year ended December 31, 2000 and to all references to our firm included or incorporated by reference in the Registration Statement.


November 30, 2001                                 /s/ RYDER SCOTT COMPANY, L.P.
                                                  -----------------------------
                                                  RYDER SCOTT COMPANY, L.P.